--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 14, 2003





                         KONTRON MOBILE COMPUTING, INC.
             (Exact name of registrant as specified in its charter)





          Minnesota                     000-22221                41-1731723
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)



                               7631 Anagram Drive
                          Eden Prairie, Minnesota 55344
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (952) 974-7000
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

         99.1 Press release of Kontron Mobile Computing, Inc., issued on November 14, 2003.


ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION


      On November 14, 2003, Kontron Mobile Computing, Inc. issued a press release announcing financial results for the third quarter ended September 30, 2003. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

      The information in this Form 8-K, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KONTRON MOBILE COMPUTING, INC.


Date: November 14, 2003                 /s/ Thomas Sparrvik
                                        ----------------------------------------
                                        Thomas Sparrvik, Chief Executive Officer
                                        (as authorized officer and principal
                                        executive officer)

                                  EXHIBIT INDEX

         Exhibit No.               Description
         -----------               -----------
         99.1                      Press Release, dated November 14, 2003, issued by Kontron Mobile
                                   Computing, Inc.